EXHIBIT 23.2

2

                  CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the use in this registration statement of our report dated October 20, 2004 on the financial statements for Naprodis, Inc. for the years ended August 31, 2004 and 2003, and to references to our firm as accounting and auditing experts in the prospectus.


Denver, Colorado

September 27, 2005                          /s/  COMISKEY & COMPANY


                                            PROFESSIONAL CORPORATION